                                                                EXHIBIT 10.2.2.4

                              AMENDMENT NO. 3 UNDER
                         CREDIT AND GUARANTEE AGREEMENT

                  THIS AMENDMENT NO. 3 UNDER CREDIT AND GUARANTEE AGREEMENT (this "Amendment") is made as of the 5th day of March, 2004, by and among CALPINE CONSTRUCTION FINANCE COMPANY, L.P., a Delaware limited partnership (the "Company"), CALPINE HERMISTON, LLC, a Delaware limited liability company ("Calpine LLC"), CPN HERMISTON, LLC, a Delaware limited liability company ("CPN LLC"), and HERMISTON POWER PARTNERSHIP, an Oregon general partnership (the "Hermiston Partnership" and, together with Calpine LLC and CPN LLC, the "Guarantors"), the lenders party hereto (the "Lenders"), and GOLDMAN SACHS CREDIT PARTNERS L.P., as administrative agent (together with its successors in such capacity, the "Administrative Agent") and as sole lead arranger, sole bookrunner and syndication agent (in such capacity, the "Sole Lead Arranger").

                                    RECITALS

                  WHEREAS, the Company, the Guarantors, the Lenders, the Administrative Agent and the Sole Lead Arranger entered into a Credit and Guarantee Agreement, dated as of August 14, 2003 (as amended on September 12, 2003 and on January 13, 2004, and as may be further amended from time to time, the "Credit Agreement"), pursuant to which the Company borrowed, on a non-recourse basis as described in the Credit Agreement, $385,000,000 in aggregate principal amount of First Priority Senior Secured Institutional Term Loans due 2009 (the "Term Loans");

                  WHEREAS, the Company, the Guarantors, the Lenders and the Administrative Agent now wish to amend the Credit Agreement in certain respects, as hereinafter provided.

                                    AGREEMENT

                  NOW THEREFORE, in consideration of the premises and the mutual agreements set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Definitions. Unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

                  2. Amendments. (a) Section 5.07 (Incurrence of Indebtedness and Issuance of Preferred Equity) of the Agreement is hereby amended, as follows:

                  (i) by deleting the "and" at the end of clause (x) of subsection (b) of such Section;

                  (ii) by deleting the period and adding "; and" at the end of clause (xi) of subsection (b) of such Section;

                  (iii) by adding the following new clause (xii) to the end of subsection (b) of such Section:

                           "(xii) the incurrence by the Company of Indebtedness under the Calpine Credit Agreement as of the date of its execution and delivery by the parties thereto";

                  (b) Section 5.09 (Transactions with Affiliates) of the Agreement is hereby amended, as follows:

                  (i) by deleting the "and" at the end of clause (xii) of subsection (b) of such Section;

                  (ii) changing the number of the old clause (xiii) of subsection (b) of such Section from (xiii) to (xiv);

                  (iii) by adding the following new clause (xiii) to subsection (b) of such Section:

                           "(xiii) transactions contemplated under the Affiliate Purchase Agreement, the Calpine Credit Agreement and the Calpine Pledge Agreement; and";

                  (c) Section 5.17 (Additional Subsidiaries) of the Agreement is hereby amended to insert a new subsection (c) at the end of such Section, as follows:

                                     "(c) Notwithstanding anything to the
                           contrary in this Section 5.17, (i) the Acquisition Companies and the Brazos Subsidiaries shall not be required to comply with the provisions of the first paragraph of this Section 5.17 and (ii) the Company shall not be required to comply with the provisions of the first paragraph of this Section 5.17 with respect to the Acquisition Companies and the Brazos Subsidiaries; provided that (x) the Acquisition Companies and the Brazos Subsidiaries shall become Guarantors if, in the good faith determination of the Company, the limitations imposed by the debt instruments of Calpine Corporation and its Subsidiaries on the ability of the Acquisition Companies and the Brazos Subsidiaries to become Guarantors are no longer applicable, (y) all of the Equity Interests in each of the Acquisition Companies, other than such Equity Interests pledged to Calpine Corporation pursuant to the Calpine Pledge Agreement, shall be required to become part of the Collateral within 30 days of the date of acquisition of such Acquisition Companies by the Company, and (z) 100% of the Equity Interests in each of the Acquisition Companies shall be required to become part of the Collateral (in accordance with the terms and provisions of the Pledge and Security Agreement) promptly following the termination of the Calpine Pledge Agreement in accordance with its terms."

                  3. Amendments to Defined Terms. The Lenders acknowledge and agree that (i) the terms "Acquisition Companies," "Affiliate Purchase Agreement," "Calpine Credit Agreement" and "Calpine Pledge Agreement" as used in the Credit Agreement have the meanings provided in the Third Supplemental Indenture, dated as of March 5, 2004 (the "Third Supplemental Indenture"), to the Indenture, a copy of which Third Supplemental Indenture is attached as Appendix A hereto, and (ii) the terms "Excess Cash Flow," "Excluded Assets" and "Permitted Liens" as used in the Credit Agreement have the meanings provided in the Indenture, including as amended by the Third Supplemental Indenture.

                  4. Current Lenders. The Administrative Agent agrees and acknowledges that Appendix B hereto correctly identifies, as of the date this Amendment becomes effective in accordance with Section 5 hereof, all of the Lenders and the aggregate outstanding Term Loans held by each Lender.

                  5. Representations and Warranties. The Company and each Guarantor hereby represents and warrants to each Lender and the Administrative Agent that (a) this Amendment has been duly authorized, executed and delivered by the Company or Guarantor, as applicable, and constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of generally applicability relating to or affecting creditors' rights and to general equity principles; (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement; and (c) the execution and delivery of this Amendment (i) does not require any consent, approval, authorization or order of, or filing with, any governmental agency or body or any court, except such as have been obtained or made and are in full force and effect as of the date hereof and (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Company or Guarantor, as applicable, or any order of any governmental agency or body, or breach or conflict with any material agreement to which the Company or Guarantor, as applicable, is a party or by which the Company or Guarantor, as applicable, is bound.

                  6. Effectiveness. Subject to the immediately succeeding sentence, this Amendment shall become effective upon receipt by the Administrative Agent of duly executed counterparts of this Amendment signed on behalf of the Company, the Guarantors and the Requisite Lenders. The operative effect of this Amendment is conditioned upon the occurrence of the consummation of the transactions contemplated by the Purchase Agreement, dated as of February 18, 2004, between Calpine Brazos Valley Energy Center GP, LLC and Calpine Brazos Valley Energy Center LP, LLC, as purchasers, and Brazos Valley Special Purpose GP Limited Partnership and Brazos Valley Special Purpose LP Limited Partnership, as sellers.

                  7. Continuing Effect of the Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Company or the Guarantors under the Credit Agreement and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company or the Guarantors to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After this Amendment becomes effective in accordance with Section 5 hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended and modified hereby.

                  8. Applicable Law. This Amendment and the right and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to conflict of laws principles thereof.

                  9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. The delivery of an executed signature of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  10. Headings. Headings herein are include herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                     CALPINE CONSTRUCTION FINANCE COMPANY, L.P.

                                     By:  /s/ ERIC N. PRYOR
                                         --------------------------------------
                                         Name: Eric N. Pryor
                                         Title: Senior Vice President

                                     CALPINE HERMISTON, LLC

                                     By:  /s/ ERIC N. PRYOR
                                         --------------------------------------
                                         Name: Eric N. Pryor
                                         Title: Senior Vice President

                                     CPN HERMISTON, LLC

                                     By:  /s/ ERIC N. PRYOR
                                         --------------------------------------
                                         Name: Eric N. Pryor
                                         Title: Senior Vice President

                                     HERMISTON POWER PARTNERSHIP

                                     By:  /s/ ERIC N. PRYOR
                                         --------------------------------------
                                         Name: Eric N. Pryor
                                         Title: Senior Vice President

                                     GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                     as Administrative Agent, Sole Lead
                                     Arranger, Syndication Agent and a Lender

                                     By:  /s/ STEVE HICKEY
                                         --------------------------------------
                                         Name: Steve Hickey
                                         Title:

                                     CYPRESS POINT FUNDING LLC
                                     as a Lender

                                     By:  /s/ ANN E. MORRIS
                                         --------------------------------------
                                         Name: Ann E. Morris
                                         Title: Asst Vice President

                                     CITADEL HILL 2000 LTD
                                     as a Lender

                                     By:  /s/ S. LOCKHART
                                         --------------------------------------
                                         Name: S. Lockhart
                                         Title: Authorized Signatory

                                     MEDTRONIC INC. - RETIREMENT PLAN
                                     as a Lender

                                     By:  /s/ DAVID LIPPMAN
                                         --------------------------------------
                                         Name: David Lippman
                                         Title: Managing Director

                                     NEW JERSEY TRANSIT
                                     as a Lender

                                     By:  /s/ DAVID LIPPMAN
                                         --------------------------------------
                                         Name: David Lippman
                                         Title: Managing Director

                                     THE NORTHERN CALIFORNIA NEWSPAPER
                                     GUILD RETIREMENT PLAN
                                     as a Lender

                                     By:  /s/ DAVID LIPPMAN
                                         --------------------------------------
                                         Name: David Lippman
                                         Title: Managing Director

                                     THE SEEING EYE, INC.
                                     as a Lender

                                     By:  /s/ DAVID LIPPMAN
                                         --------------------------------------
                                         Name: David Lippman
                                         Title: Managing Director

                                     ADVENTIST HEALTH SYSTEM
                                     as a Lender

                                     By:  /s/ DAVID LIPPMAN
                                         --------------------------------------
                                         Name: David Lippman
                                         Title: Managing Director

                                     STATE UNIVERSITIES RETIREMENT
                                     SYSTEM OF ILLINOIS
                                     as a Lender

                                     By:  /s/ DAVID LIPPMAN
                                         --------------------------------------
                                         Name: David Lippman
                                         Title: Managing Director

                                     METROPOLITAN WEST TOTAL RETURN FUND
                                     as a Lender

                                     By:  /s/ DAVID LIPPMAN
                                         --------------------------------------
                                         Name: David Lippman
                                         Title: Managing Director

                                     METROPOLITAN WEST HIGH YIELD BOND FUND
                                     as a Lender

                                     By:  /s/ DAVID LIPPMAN
                                         --------------------------------------
                                         Name: David Lippman
                                         Title: Managing Director

                                     CITADEL CREDIT TRADING LTD.
                                     By: Citadel Limited Partnership, its
                                         Portfolio Manager
                                     By: GLB Partners, L.P., its General Partner
                                     By: Citadel Investment Group, L.L.C., its
                                         General Partner

                                     By:  /s/ LEVOYD E. ROBINSON, CFA
                                         --------------------------------------
                                         Name: Levoyd E. Robinson, CFA
                                         Title: Managing Director

                                     CITADEL EQUITY FUND, LTD.
                                     By: Citadel Limited Partnership, its
                                         Portfolio Manager
                                     By: GLB Partners, L.P., its General Partner
                                     By: Citadel Investment Group, L.L.C., its
                                         General Partner

                                     By:  /s/ LEVOYD E. ROBINSON, CFA
                                         --------------------------------------
                                         Name: Levoyd E. Robinson, CFA
                                         Title: Managing Director

                                     STONEHILL INSTITUTIONAL PARTNERS, L.P.
                                     as a Lender

                                     By:  /s/ WAYNE TEETSEL
                                         --------------------------------------
                                         Name: Wayne Teetsel
                                         Title: General Partner

                                     STONEHILL OFFSHORE PARTNERS, LLC
                                     as a Lender
                                     By: Stonehill Advisors LLC

                                     By:  /s/ WAYNE TEETSEL
                                         --------------------------------------
                                         Name: Wayne Teetsel
                                         Title: Managing Member

                                     SATELLITE SENIOR INCOME FUND II, LLC
                                     as a Lender

                                     By: Satellite Asset Management, L.P.,
                                     its Manager

                                     By:  /s/ DAVID FORD
                                         --------------------------------------
                                         Name: David Ford
                                         Title: Principal

                                     SATELLITE SENIOR INCOME FUND, LLC
                                     as a Lender
                                     By: Satellite Asset Management, L.P.,
                                     its Manager

                                     By:  /s/ DAVID FORD
                                         --------------------------------------
                                         Name: David Ford
                                         Title: Principal

                                     PERRY PRINCIPALS INVESTMENTS, L.L.C.
                                     as a Lender

                                     By:  /s/ NATHANIEL J. KLIPPER
                                         --------------------------------------
                                         Name: Nathaniel J. Klipper
                                         Title: Managing Director

                                     ATRIUM CDO
                                     as a Lender

                                     By:  /s/ ANDREW H. MARSHAK
                                         --------------------------------------
                                         Name: Andrew H. Marshak
                                         Title: Authorized Signatory

                                     FIRST DOMINION FUNDING II
                                     as a Lender

                                     By:  /s/ ANDREW H. MARSHAK
                                         --------------------------------------
                                         Name: Andrew H. Marshak
                                         Title: Authorized Signatory

                                     CSAM FUNDING I
                                     as a Lender

                                     By:  /s/ ANDREW H. MARSHAK
                                         --------------------------------------
                                         Name: Andrew H. Marshak
                                         Title: Authorized Signatory

                                     CSAM FUNDING II
                                     as a Lender

                                     By:  /s/ ANDREW H. MARSHAK
                                         --------------------------------------
                                         Name: Andrew H. Marshak
                                         Title: Authorized Signatory

                                     CSAM FUNDING III
                                     as a Lender

                                     By:  /s/ ANDREW H. MARSHAK
                                         --------------------------------------
                                         Name: Andrew H. Marshak
                                         Title: Authorized Signatory

                                     OPPENHEIMER SENIOR FLOATING RATE FUND
                                     as a Lender

                                     By:  /s/ LISA CHAFFEE
                                         --------------------------------------
                                         Name: Lisa Chaffee
                                         Title: Manager

                                     HARBOURVIEW CLO IV, LTD.
                                     as a Lender

                                     By:  /s/ LISA CHAFFEE
                                         --------------------------------------
                                         Name: Lisa Chaffee
                                         Title: Manager

                                     HARBOURVIEW CLO V, LTD.
                                     as a Lender

                                     By:  /s/ LISA CHAFFEE
                                         --------------------------------------
                                         Name: Lisa Chaffee
                                         Title: Manager

                                     HBK MASTER FUND L.P.
                                     as a Lender
                                     By: HBK Investments L.P.
                                     Investment Advisor

                                     By:  /s/ DAVID C.HALEY
                                         --------------------------------------
                                         Name: David C. Haley
                                         Title: Authorized Signatory

                                     MANCHESTER SECURITIES CORP
                                     as a Lender

                                     By:  /s/ ELLIOT GREENBERG
                                         --------------------------------------
                                         Name: Elliot Greenberg
                                         Title: Vice President

                                     LONGHORN CDO II, LTD.
                                     By: Merrill Lynch Investment Managers, L.P.
                                         as Investment Advisor

                                     By:  /s/ JAIMIN PATEL
                                         --------------------------------------
                                         Name: Jaimin Patel
                                         Title: Authorized Signatory

                                     LONGHORN CDO III, LTD.
                                     By: Merrill Lynch Investment Managers, L.P.
                                         as Investment Advisor

                                     By:  /s/ JAIMIN PATEL
                                         --------------------------------------
                                         Name: Jaimin Patel
                                         Title: Authorized Signatory

                                     SEMINOLE FUNDING LLC
                                     as a Lender

                                     By:  /s/ ANN E. MORRIS
                                         --------------------------------------
                                         Name: Ann E. Morris
                                         Title: Asst Vice President

                                     COLONIAL FUNDING LLC
                                     as a Lender

                                     By:  /s/ ANN E. MORRIS
                                         --------------------------------------
                                         Name: Ann E. Morris
                                         Title: Asst Vice President

                                     FOOTHILL INCOME TRUST, L.P.
                                     as a Lender
                                     By: FIT GP, LLC its general partner

                                     By:  /s/ DENNIS R. ASCHER
                                         --------------------------------------
                                         Name: Dennis Ascher
                                         Title: Managing Member

                                                                      APPENDIX A
                                                        TO AMENDMENT NO. 3 UNDER
                                                  CREDIT AND GUARANTEE AGREEMENT

                          THIRD SUPPLEMENTAL INDENTURE

                                  See attached.

                          THIRD SUPPLEMENTAL INDENTURE

                            Dated as of March 5, 2004

                                      among

                   CALPINE CONSTRUCTION FINANCE COMPANY, L.P.

                               CCFC FINANCE CORP.

                           THE GUARANTORS NAMED HEREIN

                                       and

                              WILMINGTON TRUST FSB,

                                   as Trustee

                           Supplementing the Indenture
                           Dated as of August 14, 2003
                                       and
              Amended as of September 18, 2003 and January 14, 2004

                  THIRD SUPPLEMENTAL INDENTURE, dated as of March 5, 2004 (the "Third Supplemental Indenture"), among Calpine Construction Finance Company, L.P., a Delaware limited partnership (the "Company"), CCFC Finance Corp., a Delaware corporation ("Finance Corp."), the Guarantors and Wilmington Trust FSB, as trustee (the "Trustee").

                  WHEREAS, the Company, Finance Corp., the Guarantors and the Trustee have executed that certain Indenture, dated as of August 14, 2003, as supplemented by that certain Supplemental Indenture, dated as of September 18, 2003, and as further supplemented by that certain Second Supplemental Indenture, dated as of January 14, 2004 (as supplemented, the "Indenture"), in connection with the co-issuance by the Company and Finance Corp. of certain Second Priority Senior Secured Floating Rate Notes due 2011 (the "Notes");

                  WHEREAS, pursuant to a Consent Solicitation dated as of February 20, 2004 (the "Consent Solicitation"), the Company and Finance Corp. have proposed to supplement and amend certain Sections of the Indenture as provided herein (the "Proposed Amendments");

                  WHEREAS, pursuant to Section 9.02 of the Indenture, the Holders of at least a majority in aggregate principal amount of the Notes have consented to the Proposed Amendments; and

                  WHEREAS, the Company and Finance Corp. have directed the Trustee to execute and deliver this Third Supplemental Indenture in accordance with the terms of the Indenture;

                  NOW THEREFORE, for and in consideration of the premises and mutual covenants herein contained, the Company, Finance Corp., the Guarantors and the Trustee agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  Section 1.1 Definition of Terms.

                  Unless the context otherwise requires, capitalized terms used herein that are not otherwise defined herein shall have the meaning assigned to such terms in the Indenture.

                                   ARTICLE II
                           AMENDMENTS TO THE INDENTURE

                  Section 2.1 Amendments. (a) Section 1.01 (Definitions) of the Indenture is hereby amended to insert the following new definitions in alphabetical order in such Section:


                  "Acquisition Companies" means each of Calpine Brazos Valley Energy Center GP, LLC, a Delaware limited liability company, and Calpine Brazos Valley Energy Center LP, LLC, a Delaware limited liability company.

                  "Affiliate Purchase Agreement" means that certain Purchase Agreement, dated as of February 18, 2004, by and between the Company and Calpine Power Corporation, a Delaware corporation.

                  "Brazos Subsidiaries" means each of Brazos Valley Energy LP, a Delaware limited partnership, and Brazos Valley Technology LP, a Delaware limited partnership.

                  "Calpine Pledge Agreement" means that certain Pledge Agreement by and between Calpine Corporation and the Company related to the pledge by the Company to Calpine of certain Equity Interests in the Acquisition Subsidiaries.

                  "Calpine Credit Agreement" means that certain Credit Agreement by and between Calpine Corporation and the Company, relating to Indebtedness incurred by the Company to complete the acquisition, indirectly through the acquisition of the Acquisition Subsidiaries, of the Brazos Subsidiaries, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time.

                  (b) The definition of "Excess Cash Flow" in Section 1.01 (Definitions) of the Indenture is hereby amended by inserting the phrase "other than Fixed Charges relating to the Calpine Credit Agreement," immediately following "for such period," at the end of clause (2)(C) of such definition.

                  (c) The definition of "Excluded Assets" in Section 1.01 (Definitions) of the Indenture is hereby amended, as follows:

                  (i) by deleting the word "and" at the end of clause (4) under such definition;

                  (ii) by deleting the period and adding "; and" at the end of clause (5) of such definition; and

                  (iii) by adding the following new clause (6) to the end of such definition:

                           (6) (A) that portion of the Capital Stock of each of the Acquisition Companies pledged by the Company to Calpine Corporation in accordance with the terms and provisions of the Calpine Pledge Agreement, until such time as all amounts outstanding under the Calpine Credit Agreement have been paid in full and the Calpine Pledge Agreement has been terminated, (B) the Equity Interests of the Brazos Subsidiaries and
                           (C) the real and personal property (i) of the Acquisition Companies, (ii) of the Brazos Subsidiaries and (iii) constituting the Brazos Valley electric generating facility located in Thompsons, Texas.

                  (d) The definition of "Permitted Liens" in Section 1.01 (Definitions) of the Indenture is hereby amended, as follows:

                  (i) by deleting the "and" at the end of clause (13) of such definition;

                  (ii) by deleting the period and adding "; and" at the end of clause (14) of such definition;

                  (iii) by adding the following new clause (15) to the end of such definition:

                           (15) the pledge by the Company of the Capital Stock of each of the Acquisition Companies to Calpine Corporation in accordance with the terms and provisions of the Calpine Pledge Agreement.

                  (e) Section 4.09 (Incurrence of Indebtedness and Issuance of Preferred Equity) of the Indenture is hereby amended, as follows:

                  (i) by deleting the "and" at the end of clause (10) of the second paragraph of such Section;

                  (ii) by deleting the period and adding "; and" at the end of clause (11) of the second paragraph of such Section;

                  (iii) by adding the following new clause (12) to the end of such definition:

                  (12) the incurrence by the Company of Indebtedness under the Calpine Credit Agreement as of the date of its execution and delivery by the parties thereto;

                  (f) Section 4.11 (Transactions with Affiliates) of the Indenture is hereby amended, as follows:

                  (i) by deleting the "and" at the end of clause (12) of the second paragraph of such Section;

                  (ii) changing the number of the old clause (13) of the second paragraph of such Section from (13) to (14);

                  (iii) by adding the following new clause (13) to the second paragraph of such Section:

                           "(13)    transactions contemplated under the
                           Affiliate Purchase Agreement, the Calpine Credit Agreement and the Calpine Pledge Agreement; and"

                  (g) Section 4.21 (Additional Subsidiaries) of the Indenture is hereby amended to insert a new third paragraph at the end of such Section, as follows:

                                    "Notwithstanding anything to the contrary in
                           this Section 4.21, (i) the Acquisition Companies and the Brazos Subsidiaries shall not be required to comply with the provisions of the first paragraph of this Section 4.21 and (ii) the Company shall not be required to comply with the provisions of the first paragraph of this Section 4.21 with respect to the Acquisition Companies and the Brazos Subsidiaries; provided that (x) the Acquisition Companies and the Brazos Subsidiaries shall become Guarantors if, in the good faith determination of the Company, the limitations imposed by the debt instruments of Calpine Corporation and its Subsidiaries on the ability of the Acquisition Companies and the Brazos Subsidiaries to become Guarantors are no longer applicable, (y) all of the Equity Interests in each of the Acquisition Companies, other than such Equity Interests pledged to Calpine Corporation pursuant to the Calpine Pledge Agreement, shall be required to become part of the Collateral within 30 days of the date of acquisition of such Acquisition Companies by the Company, and (z) 100% of the Equity Interests in each of the Acquisition Companies shall be required to become part of the Collateral (in accordance with the terms and provisions of the Pledge and Security Agreement) promptly following the termination of the Calpine Pledge Agreement in accordance with its terms."

                                   ARTICLE III
                                  MISCELLANEOUS

                  Section 3.1 Condition to Operative Effect. The operative effect of this Third Supplemental Indenture is conditioned upon the occurrence of the consummation of the transactions contemplated by the Purchase Agreement, dated as of February 18, 2004, between Calpine Brazos Valley Energy Center GP, LLC and Calpine Brazos Valley Energy Center LP, LLC, as purchasers, and Brazos Valley Special Purpose GP Limited Partnership and Brazos Valley Special Purpose LP Limited Partnership, as sellers.

                  Section 3.2 Interpretation.

                  Upon execution and delivery of this Third Supplemental Indenture, and subject to Section 3.1, the Indenture shall be modified and amended in accordance with this Third Supplemental Indenture, and all the terms and conditions of both shall be read together as though they constitute one instrument, except that, in case of conflict, the provisions of this Third Supplemental Indenture will control. The Indenture, as modified and amended by this Third Supplemental Indenture, is hereby ratified and confirmed in all respects and shall bind every holder of Notes. In case of conflict between the terms and conditions contained in the Notes and those contained in the Indenture, as modified and amended by this Third Supplemental

Indenture, the provisions of the Indenture, as modified and amended by this Third Supplemental Indenture, shall control.

                  Section 3.3 The Trustee.

                  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Third Supplemental Indenture or for or in respect of the recitals contained herein, all of which are made solely by the Company and Finance Corp.

                  Section 3.4 Certain Duties and Responsibilities of the
Trustee.

                  In entering into this Third Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided.

                  Section 3.5 Counterparts.

                  This Third Supplemental Indenture may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. The delivery of an executed signature of this Third Supplemental Indenture by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  Section 3.6 Applicable Law.

                  This Third Supplemental Indenture and the right and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to conflict of laws principles thereof.

                                      * * *

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the day and year first above written.

                                 CALPINE CONSTRUCTION FINANCE COMPANY, L.P.

                                 By:  /s/ ERIC N. PRYOR
                                    --------------------------------------------
                                    Name:  Eric N. Pryor
                                    Title: Senior Vice President

                                 CCFC FINANCE CORP.

                                 By:  /s/ ERIC N. PRYOR
                                    --------------------------------------------
                                    Name:  Eric N. Pryor
                                    Title: Senior Vice President

                                 CALPINE HERMISTON, LLC, as a Guarantor

                                 By:  /s/ ERIC N. PRYOR
                                    --------------------------------------------
                                    Name:  Eric N. Pryor
                                    Title: Senior Vice President

                                 CPN HERMISTON, LLC, as a Guarantor

                                 By:  /s/ ERIC N. PRYOR
                                    --------------------------------------------
                                    Name:  Eric N. Pryor
                                    Title: Senior Vice President

                                 HERMISTON POWER PARTNERSHIP, as a Guarantor

                                 By: Calpine Hermiston, LLC, its General Partner

                                 By:  /s/ ERIC N. PRYOR
                                    --------------------------------------------
                                    Name:  Eric N. Pryor
                                    Title: Senior Vice President

                                 WILMINGTON TRUST FSB, as Trustee

                                 By:  /s/ W. CHRIS SPONENBERG
                                    --------------------------------------------
                                    Name:  W. Chris Sponenberg
                                    Title:  Authorized Signatory

                                                                      APPENDIX B
                                                        TO AMENDMENT NO. 3 UNDER
                                                  CREDIT AND GUARANTEE AGREEMENT

                         LENDERS AND TERM LOAN HOLDINGS

                                  See attached.